UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 23, 2006

Cedar Shopping Centers, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-14510 (Commission File No.)	42-1241468 (IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY Address of principal executive offices)	11050-3765 (Zip Code)

(516) 767-6492

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

With the completion of an acquisition on August 23, 2006, the total of the Company’s 2006 non-material acquisitions had reached an amount requiring that a majority of such acquisitions be audited pursuant to Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired:

Raynham 44 Realty Associates, LP:

Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses:

For the year ended December 31, 2005

For the six months ended June 30, 2006 (unaudited)

Notes to Statements of Revenues and Certain Expenses

Trexlertown Plaza Shopping Center and Unit 3A of the Trexlertown Shopping Center Condominium:

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenues and Certain Expenses:

For the year ended December 31, 2005

For the six months ended June 30, 2006 (unaudited)

Notes to the Combined Statements of Revenues and Certain Expenses

(b)	Pro Forma Financial Information:

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006 (unaudited)

Pro Forma Condensed Consolidated Statements of Income (unaudited):

For the year ended December 31, 2005

For the six months ended June 30, 2006

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

(d)	Exhibits:
23.1	Consent of Independent Registered Public Accounting Firm dated October 31, 2006

Signatures

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Cedar Shopping Centers, Inc.

We have audited the statement of revenues and certain expenses of Raynham 44 Realty Associates, LP (the “Property”) as noted in Note 1, acquired by a wholly owned subsidiary of Cedar Shopping Centers, Inc., (the “Company”), for the year ended December 31, 2005. The statement of revenues and certain expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of revenues and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Shopping Centers, Inc. and is not intended to be a complete presentation of the Property’s revenues and certain expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1 for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, New York October 16, 2006

Raynham 44 Realty Associates, LP

Statements of Revenues and Certain Expenses

	Six months ended June 30, 2006	Year ended December 31, 2005

	(Unaudited)

Revenues:
Base rents	$946,000	$1,861,000
Tenant reimbursements	185,000	408,000

Total revenues	1,131,000	2,269,000

Certain expenses:
Real estate taxes	95,000	189,000
Property operating expenses	82,000	227,000
Management fees - related party	65,000	137,000

Total certain expenses	242,000	553,000

Revenues in excess of certain expenses	$889,000	$1,716,000

See accompanying notes to statements of revenues and certain expenses.

Raynham 44 Realty Associates, LP

Notes to the Statements of Revenues and Certain Expenses

For the year ended December 31, 2005

For the six months ended June 30, 2006 (unaudited)

1.	Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operations of a supermarket- anchored shopping center located in Raynham, Massachusetts (a/k/a Shaw’s Plaza - the “Property”). The Property contains approximately 177,000 square feet of gross leasable area. Cedar Shopping Centers, Inc. (the “Company”) acquired the Property in July 2006 pursuant to the terms of a Purchase and Sale Agreement.

The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of a real estate property. Accordingly, the financial statements exclude certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Property. Items excluded consist of interest expense and depreciation and amortization expense, which are not directly related to future operations.

2.	Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.	Revenue Recognition

The Property is being leased to tenants under operating leases. Minimum rental income is recognized on a straight-line basis over the terms of the leases. The excess of rents recognized over amounts contractually due pursuant to the underlying leases was approximately $87,000 and $43,000 for the year ended December 31, 2005 and for the six months ended June 30, 2006 (unaudited), respectively.

One of the Property’s tenants received a lease incentive related to a tenant improvement performed by them, resulting in a base rent reduction of approximately $9,400 and $4,700, respectively, for the year ended December 31, 2005 and for the six months ended June 30, 2006 (unaudited).

4.	Property Operating Expenses

Property operating expenses for the year ended December 31, 2005 include approximately $88,000 for snow removal, $73,000 for repair and maintenance costs, $31,000 for insurance, $15,000 for utilities, $13,000 for professional fees, and $7,000 for other costs.

Property operating expenses for the six months ended June 30, 2006 (unaudited) include approximately $28,000 for snow removal, $26,000 for repair and maintenance costs, $14,000 for insurance, $8,000 for utilities, $5,000 for professional fees, and $1,000 for other costs.

5.	Management Fees – Related Party

The Property was managed by Largo Realty, a related party, pursuant to a management agreement. Management fees of approximately $137,000 for the year ended December 31, 2005 and $65,000 for the six months ended June 30, 2006 (unaudited) were incurred. The management agreement provided for a monthly management fee of 6% of cash receipts, as defined.

6.	Significant Tenants

Significant tenants include Shaw’s Supermarket and CVS, which constituted approximately 22% and 11% and 21% and 11%, respectively, of base rents for the year ended December 31, 2005 and for the six months ended June 30, 2006 (unaudited).

Raynham 44 Realty Associates, LP

Notes to the Statements of Revenues and Certain Expenses

For the year ended December 31, 2005

For the six months ended June 30, 2006 (unaudited)

(Continued)

7.	Future Minimum Lease Payments

Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

2006	$1,739,000
2007	1,440,000
2008	1,289,000
2009	1,155,000
2010	1,055,000
Thereafter	9,551,000

Total	$16,229,000

As a result of a lease incentive, future minimum lease payments will be off-set by base reductions of approximately $9,400 and $1,600 for the years ending December 31, 2006 and 2007, respectively.

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in rent.

8.	Interim Unaudited Financial Information

The statement of revenues and certain expenses for the six months ended June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Cedar Shopping Centers, Inc.

We have audited the combined statement of revenues and certain expenses of the Trexlertown Plaza Shopping Center and Unit 3A of the Trexlertown Shopping Center Condominium (the “Property”) as noted in Note 1, acquired by a wholly owned subsidiary of Cedar Shopping Centers, Inc., (the “Company”), for the year ended December 31, 2005. The combined statement of revenues and certain expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on this combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall combined statement of revenues and certain expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Cedar Shopping Centers, Inc. and is not intended to be a complete presentation of the Property’s combined revenues and certain expenses.

In our opinion, the combined statement of revenues and certain expense referred to above presents fairly, in all material respects, the combined statement of revenues and certain expenses of the Property as described in Note 1 for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, New York October 16, 2006

Trexlertown Plaza Shopping Center and Unit 3A of the Trexlertown Shopping Center Condominium

Combined Statements of Revenues and Certain Expenses

	Six Months ended June 30, 2006	Year ended December 31, 2005

	(Unaudited)

Revenues:
Base rents	$1,040,000	$1,762,000
Tenant reimbursements	276,000	536,000
Other income	16,000	12,000

Total revenues	1,332,000	2,310,000

Certain expenses:
Real estate taxes	188,000	376,000
Property operating expenses	145,000	387,000
Management fees - related party	51,000	92,000

Total certain expenses	384,000	855,000

Revenues in excess of certain expenses	$948,000	$1,455,000

See accompanying notes to the combined statements of revenues and certain expenses.

Trexlertown Plaza Shopping Center and Unit 3A of the Trexlertown Shopping Center Condominium

Notes to the Combined Statements of Revenues and Certain Expenses

For the year ended December 31, 2005

For the six months ended June 30, 2006 (unaudited)

1.	Basis of Presentation

Presented herein are the combined statement of revenues and certain expenses of Trexlertown Plaza Shopping Center and Unit 3A of the Trexlertown Shopping Center Condominium, which as a whole comprises the operations of a supermarket- anchored shopping center located in Trexlertown, Pennsylvania (a/k/a Trexlertown Plaza - the “Property”). The Property contains approximately 241,000 square feet of gross leasable area. Cedar Shopping Centers, Inc. (the “Company”) acquired the Property in July 2006 pursuant to the terms of a Purchase and Sale Agreement.

The accompanying combined financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of a real estate property. Accordingly, the combined financial statements exclude certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Property. Items excluded consist of interest expense and depreciation and amortization expense, which are not directly related to future operations.

2.	Use of Estimates

The preparation of the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.	Revenue Recognition

The Property is being leased to tenants under operating leases. Minimum rental income is recognized on a straight-line basis over the terms of the leases. The excess of amounts contractually due over rents recognized due pursuant to the underlying leases was approximately $21,000 for the year ended December 31, 2005 and the excess of rents recognized over amounts contractually due was approximately $1,300 and for the six months ended June 30, 2006 (unaudited).

4.	Property Operating Expenses

Property operating expenses for the year ended December 31, 2005 include approximately $93,000 for repair and maintenance costs, $97,000 for insurance, $85,000 for utilities, $45,000 for snow removal, $23,000 for professional fees, and $44,000 for other costs.

Property operating expenses for the six months ended June 30, 2006 (unaudited) include approximately $48,000 for repair and maintenance costs, $41,000 for insurance, $9,000 for snow removal, $35,000 for utilities, $6,000 for professional fees, and $6,000 for other costs.

5.	Management Fees – Related Party

The Property was managed by Skyline Management Corp., a related party, pursuant to a management agreement. Management fees of approximately $92,000 for the year ended December 31, 2005 and $51,000 for the six months ended June 30, 2006 (unaudited) were incurred. The management agreement provided for a monthly management fee of 4% of cash receipts, as defined.

6.	Significant Tenants

Significant tenants include Redner’s Supermarket and Sear’s Hardware, which constituted approximately 22% and 11%, respectively, of base rents for the year ended December 31, 2005, and 18% and 10%, respectively, of base rents for the six months ended June 30, 2006 (unaudited).

Trexlertown Plaza Shopping Center and Unit 3A of the Trexlertown Shopping Center Condominium

Notes to the Statements of Revenues and Certain Expenses

For the year ended December 31, 2005

For the six months ended June 30, 2006 (unaudited)

(Continued)

7.	Future Minimum Lease Payments

Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

2006	$2,110,000
2007	1,794,000
2008	1,517,000
2009	1,437,000
2010	1,280,000
Thereafter	4,601,000

Total	$12,739,000

The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in rent.

8.	Interim Unaudited Financial Information

The combined statement of revenues and certain expenses for the six months ended June 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statement of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Cedar Shopping Centers, Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2006

(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet is presented as if Cedar Shopping Centers, Inc. (the “Company”) had acquired (1) Raynham 44 Associates, LP and Trexlertown Plaza Associates LP, and (2) the other properties it purchased subsequent to June 30, 2006 and through August 31, 2006, as if all of these transactions were completed as of June 30, 2006. This financial statement should be read in conjunction with the unaudited pro forma condensed consolidated statements of income, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2005 and on Form 10-Q for the six months ended June 30, 2006. The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired (1) Raynham 44 Associates, LP and Trexlertown Plaza Associates, LP, and (2) the other properties it purchased subsequent to June 30, 2006 and through August 31, 2006, all as of June 30, 2006, nor does it purport to represent the future financial position of the Company.

	Cedar Shopping Centers, Inc. Historical (a)	Completed Transactions (b) (d)	Acquired Properties (c)(d)	Pro forma June 30, 2006

Assets
Real estate
Land	$198,841,000	$8,080,000	$11,025,000	$217,946,000
Buildings and improvements	856,292,000	32,320,000	44,101,000	932,713,000

	1,055,133,000	40,400,000	55,126,000	1,150,659,000
Less accumulated depreciation	(48,194,000)	—	—	(48,194,000)

Real estate, net	1,006,939,000	40,400,000	55,126,000	1,102,465,000

Cash and cash equivalents	11,755,000	—	—	11,755,000
Cash at joint ventures and restricted cash	11,689,000	—	—	11,689,000
Rents and other receivables, net	10,935,000	—	—	10,935,000
Other assets	10,326,000	(200,000)	(5,300,000)	4,826,000
Deferred charges, net	19,984,000	—	—	19,984,000

Total assets	$1,071,628,000	$40,200,000	$49,826,000	$1,161,654,000

Liabilities and shareholders’ equity
Mortgage loans payable	$412,690,000	$—	$13,916,000	$426,606,000
Secured revolving credit facility	124,480,000	40,200,000	35,910,000	200,590,000
Accounts payable, accrued expenses, and other	11,981,000	—	—	11,981,000
Unamortized intangible lease liabilities	46,368,000	—	—	46,368,000

Total liabilities	595,519,000	40,200,000	49,826,000	685,545,000

Minority interests	9,202,000	—	—	9,202,000
Limited partners’ interest in consolidated Operating Partnership	23,812,000	—	—	23,812,000

Shareholders’ equity	443,095,000	—	—	443,095,000

Total liabilities and shareholders’ equity	$1,071,628,000	$40,200,000	$49,826,000	$1,161,654,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.

Pro Forma Condensed Consolidated Statements of Income

For the year ended December 31, 2005

For the six months ended June 30, 2006

(Unaudited)

The following unaudited pro forma condensed consolidated statements of income are presented as if the Company had acquired (1) Raynham 44 Associates, LP and Trexlertown Plaza Associates, LP, and (2) the other properties it purchased or sold throughout 2005 and through August 31, 2006, as if all these transactions were completed as of January 1, 2005. These financial statements should be read in conjunction with the unaudited pro forma condensed consolidated balance sheet, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2005 and on Form 10-Q for the six months ended June 30, 2006. The pro forma condensed consolidated statements of income are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired (1) Raynham 44 Associates, LP and Trexlertown Plaza Associates, LP, and (2) the other properties it purchased or sold throughout 2005 and through August 31, 2006, all as of January 1, 2005, nor does it purport to represent the results of operations of the Company for future periods.

	For the year ended December 31, 2005

			Acquired properties

	Cedar Shopping Centers, Inc. Historical (a)	Completed transactions (b) (d)	Historical ( c )	Pro forma adjustments (d)		Pro forma

Revenues	$78,941,000	$34,443,000	$4,579,000	$145,000	(e)	$118,108,000

Expenses:
Operating, maintenance and management	14,298,000	7,236,000	843,000	—		22,377,000
Real estate and other property-related taxes	7,965,000	3,730,000	565,000	—		12,260,000
General and administrative	5,132,000	—	—	—		5,132,000
Depreciation and amortization	20,606,000	6,504,000	—	1,108,000	(g)	28,218,000

Total expenses	48,001,000	17,470,000	1,408,000	1,108,000		67,987,000

Operating income	30,940,000	16,973,000	3,171,000	(963,000)		50,121,000

Non-operating income and expenses:
Interest expense	(15,178,000)	(14,290,000)	—	(2,863,000)	(f)	(32,331,000)
Amortization of deferred financing costs	(1,071,000)	87,000	—	—		(984,000)
Interest income	91,000	(16,000)	—	—		75,000

Total non-operating income and expenses	(16,158,000)	(14,219,000)	—	(2,863,000)		(33,240,000)

Income before the following	14,782,000	2,754,000	3,171,000	(3,826,000)		16,881,000
Minority interests	(1,270,000)	220,000	—	—		(1,050,000)
Limited partners’ interest in Operating Partnership	(299,000)	(111,000)	—	32,000	(h)	(378,000)

Net income	13,213,000	2,863,000	3,171,000	(3,794,000)		15,453,000

Preferred distribution requirements	(7,186,000)	(690,000)	—	—		(7,876,000)

Net income applicable to common shareholders	$6,027,000	$2,173,000	$3,171,000	$(3,794,000)		$7,577,000

Per common share (basic and diluted)	$0.25					$0.32

Weigted average number of common shares outstanding	23,988,000					23,988,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.

Pro Forma Condensed Consolidated Statements of Income

For the year ended December 31, 2005

For the six months ended June 30, 2006

(Unaudited)

(Continued)

	For the six months ended June 30, 2006

			Acquired properties

	Cedar Shopping Centers, Inc. Historical (a)	Completed transactions (b) (d)	Historical ( c )	Pro forma adjustments (d)		Pro forma

Revenues	$60,300,000	$2,883,000	$2,463,000	$72,000	(e)	$65,718,000

Expenses:
Operating, maintenance and management	11,502,000	558,000	343,000	—		12,403,000
Real estate and other property-related taxes	6,071,000	294,000	283,000	—		6,648,000
General and administrative	2,789,000	—	—	—		2,789,000
Depreciation and amortization	16,657,000	574,000	—	554,000	(g)	17,785,000

Total expenses	37,019,000	1,426,000	626,000	554,000		39,625,000

Operating income	23,281,000	1,457,000	1,837,000	(482,000)		26,093,000

Non-operating income and expenses:
Interest expense	(15,099,000)	(1,613,000)	—	(1,671,000)	(f)	(18,383,000)
Amortization of deferred financing costs	(662,000)	—	—	—		(662,000)
Equity in (loss) of unconsolidated joint venture	(40,000)	40,000	—	—		—
Gain on sale of interest in unconsolidated joint venture	141,000	(141,000)	—	—		—
Interest income	237,000	—	—	—		237,000

Total non-operating income and expenses	(15,423,000)	(1,714,000)	—	(1,671,000)		(18,808,000)

Income before minority and limited partners’ interests	7,858,000	(257,000)	1,837,000	(2,153,000)		7,285,000
Minority interests in consolidated joint ventures	(619,000)	57,000	—	—		(562,000)
Limited partners’ interest in Operating Partnership	(167,000)	11,000	—	16,000	(h)	(140,000)

Net income	7,072,000	(189,000)	1,837,000	(2,137,000)		6,583,000

Preferred distribution requirements	(3,938,000)	—	—			(3,938,000)

Net income applicable to common shareholders	$3,134,000	$(189,000)	$1,837,000	$(2,137,000)		$2,645,000

Per common share (basic and diluted)	$0.10					$0.09

Weighted average number of common shares outstanding	30,248,000					30,248,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006

(a)	Reflects the Company’s historical balance sheet as of June 30, 2006 (unaudited), as previously filed.
(b)	Reflects the acquisitions of Stonehedge Square (July 2006), Oakhurst Plaza (July 2006) and Annie Land Plaza (August 2006).
(c)

Reflects the acquisition of Shaw’s Plaza (July 2006) and Trexlertown Plaza (July 2006) (the “Properties”). The aggregate consideration was approximately $55.4 million, comprised of approximately $14.2 million of an assumed mortgage loan payable and $41.2 million funded from the Company’s secured revolving credit facility, including $5.3 million previously paid deposits on the transactions. The Company valued the assumed mortgage resulting in an adjustment to the contract rate of 5.58% to a market rate of 6.04% and an adjusted mortgage carrying value of $13.9 million, resulting in a purchase price allocation of $284,000.

(d)

The Company intends to account for the acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocations are preliminary and subject to change.

Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2005

(a)	Reflects the Company’s historical operations for the year ended December 31, 2005, as previously filed.
(b)

Reflects (1) the acquisitions of St. James Square (March 2005), Kenley Village (March 2005), the Giltz Portfolio (April-June 2005), the RVG Portfolio (July 2005), Oakland Mills (September 2005), the Gould Portfolio (September 2005), The Point at Carlisle Plaza (September 2005), The Shops at Suffolk Downs (September 2005), Columbia Mall (October 2005), Pennsboro Commons (October 2005), Jordan Lane (November 2005), Fieldstone Marketplace (December 2005), the Silver Portfolio (November 2005), Westlake Discount Drug Mart Plaza (December 2005), Trexler Mall (December 2005), Gabriel Brothers Plaza (December 2005), Palmyra Shopping Center (December 2005), Shore Mall (January 2006), Gold Star Plaza (June 2006), Stonehedge Square (July 2006), Oakhurst Plaza (July 2006), and Annie Land Plaza (August 2006), (2) the sale of the partnership interest in the Red Lion joint venture (May 2006), and (3) the acquisition of the remaining 50% interest in the LA Fitness facility (May 2006), as previously filed, as if all of these transactions were completed as of January 1, 2005.

(c)	Reflects the operations of Shaw’s Plaza and Trexlertown Plaza for the year ended December 31, 2005, as follows:

	Shaw’s Plaza	Trexlertown Plaza	Acquired Properties

Revenues	$2,269,000	$2,310,000	$4,579,000

Expenses:
Operating, maintenance and management	364,000	479,000	843,000
Real estate and other property-related taxes	189,000	376,000	565,000

Total expenses	553,000	855,000	1,408,000

Operating income	$1,716,000	$1,455,000	$3,171,000

Cedar Shopping Centers, Inc.

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2005 (continued)

(d)

The Company intends to account for the acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocations are preliminary and subject to change.

(e)	Reflects increased straight-line rents due to lease start dates being on January 1, 2005.
(f)

Reflects interest expense on (1) the $14.2 million assumed mortgage loan payable, and (2) $41.2 million of increased borrowings under the Company’s secured revolving credit facility, including $5.3 million previously paid deposit on the transactions, at weighted average interest rates of 5.58% and 4.91% per annum, respectively. The valuation of the assumed mortgage resulted in an adjustment of the contract rate of 5.58% to a market rate of 6.04% and a adjusted mortgage carrying value of $13.9 million.

(g)	Reflects $1.1 million of straight-line real estate depreciation, based on an estimated useful life of 40 years.
(h)	Reflects a decrease in limited partners’ share of net income applicable to common shareholders as a result of the addition of the Acquired Properties.

Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2006

(a)	Reflects the Company’s historical operations for the six months ended June 30, 2006 (unaudited), as previously filed.
(b)

Reflects (1) the acquisitions of Shore Mall (January 2006), Gold Star Plaza (June 2006), Stonehedge Square (July 2006), Oakhurst Plaza (July 2006), and Annie Land Plaza (August 2006), (2) the sale of the partnership interest in the Red Lion joint venture (May 2006), and (3) the acquisition of the remaining 50% interest in the LA Fitness facility (May 2006), as if all of these transactions were completed as of January 1, 2005.

(c)	Reflects the operations of Shaw’s Plaza and Trexlertown Plaza for the six months ended June 30, 2006, as follows:

	Shaw’s Plaza	Trexlertown Plaza	Acquired Properties

Revenues	$1,131,000	$1,332,000	$2,463,000

Expenses:
Operating, maintenance and management	147,000	196,000	343,000
Real estate and other property-related taxes	95,000	188,000	283,000

Total expenses	242,000	384,000	626,000

Operating income	$889,000	$948,000	$1,837,000

(d)

The Company intends to account for the acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the Properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocations are preliminary and subject to change.

(e)	Reflects increased straight-line rents due to lease start dates being on January 1, 2005.

Cedar Shopping Centers, Inc.

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Pro Forma Condensed Consolidated Statement of Income for the six months ended June 30, 2006 (continued)

(f)

Reflects interest expense on (1) the $14.2 million assumed mortgage loan payable, and (2) $41.2 million of increased borrowings under the Company’s secured revolving credit facility, including $5.3 million previously paid deposit on the transactions, at weighted average interest rates of 5.58% and 6.07% per annum, respectively. The valuation of the assumed mortgage resulted in an adjustment of the contract rate of 5.58% to a market rate of 6.04% and a adjusted mortgage carrying value of $13.9 million.

(g)	Reflects $554,000 of straight-line real estate depreciation, based on an estimated useful life of 40 years.
(h)	Reflects a decrease in limited partners’ share of net income applicable to common shareholders as a result of the addition of the Acquired Properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.
/s/ THOMAS J. O’KEEFFE

Thomas J. O’Keeffe Chief Financial Officer
Dated: October 31, 2006